MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2018 AND THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2018

The date of this Supplement is October 17, 2018.

The following changes are made in the prospectuses for the Class S shares (the “Class S Shares Prospectus”) of the Mercer Funds, and the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of the Mercer Funds, as applicable:

1.	On October 4, 2018, the Board of Trustees approved a principal investment strategy change for the Mercer Global Low Volatility Equity Fund. Effective immediately, the following paragraph will replace the corresponding paragraph in the Prospectus on pages 30 and 75 of the Class S Shares Prospectus and on pages 33 and 78 of the Class Y-1, Y-2 and Y-3 Shares prospectus.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund reasonably anticipates that under normal circumstances it will invest in a broad range of countries, which will typically be countries represented by the MSCI World Index, and that approximately 30%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years with lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

2.	Effective October 9, 2018, Mr. James G. Gendelman left his position as portfolio manager at American Century Investment Management, Inc., a subadvisor to the Mercer Non-US Core Equity Fund. Accordingly, all references in the Prospectuses and the Statement of Additional Information to Mr. Gendelman are hereby deleted.

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